UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2023
__________________
Abacus Life, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 170
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
__________________
(Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABL	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	ABLLW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

135108535v.2

Item 7.01. Regulation FD Disclosure.

On November 20, 2023, Abacus Life, Inc. (the “Company”) posted an updated investor deck on its website at www.abacuslife.com. A copy of the investor deck slides is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing

Cautionary Note Regarding Forward Looking Statements

This Current Report (this “Report”) on Form 8-K may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “project,” “forecast,” “predict,” “possible,” “potential,” “opportunity,” “seem,” “seek,” “future,” “outlook,” “target,” “will likely result,” “will continue,” “valuation,” and other similar expressions that predict or indicate future events or trends that are not statements of historical matters may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions. Many factors could cause actual future events to differ materially from any forward-looking statements in this report, including but not limited to: (i) the risk that demand for the Company’s life settlement and related offerings does not grow as expected, (ii) the ability of the Company to retain existing customers and attract new customers, (iii) the potential inability of the Company to manage growth effectively, (iv) the potential inability of the Company to grow its market share of the life settlement industry or to achieve efficiencies regarding its operating model or other costs, (v) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life insurance policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (vi) legal challenges by insurers relating to the validity of the origination or assignment of certain life settlements, (vii) the enforceability of the Company’s intellectual property rights, including its trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (viii) the Company’s dependence on senior management and other key employees, and (ix) the risk of downturns and a changing regulatory landscape in the industry in which the Company operates. The foregoing list of factors is not exhaustive.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in documents filed by the Company from time to time with the United States Securities and Exchange Commission. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in any forward-looking statements. In addition, forward-looking statements may reflect the Company’s expectations, plans or forecasts of future events and views only as of the date of this Report. The Company anticipates that subsequent events and developments may cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon any forward-looking statements.

Item 9.01. Financial Statement and Exhibits.

(a) Exhibits.

99.1 Investor deck slides posted to the Company’s website on November 20, 2023.

104 Cover page Interactive Date file (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Life, Inc.

Date: November 20, 2023	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer
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